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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 14, 2005

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                          TAL INTERNATIONAL GROUP, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             Delaware               333-126317                  20-1796526
 (State or other jurisdiction      (Commission                (IRS Employer
        of incorporation)          File Number)             Identification No.)

                             100 Manhattanville Road
                          Purchase, New York 10577-2135
          (Address of Principal Executive Offices, including Zip Code)

                            Telephone: (914) 251-9000
              (Registrant's Telephone Number, Including Area Code)

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

(b) Effective December 11, 2005, A. Gary Klesch resigned from the Board of Directors of TAL International Group, Inc. and of each of its subsidiaries. On December 14, 2005, TAL International Group, Inc. issued a press release announcing the resignation of A. Gary Klesch. A copy of the press release is furnished with this report as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(C)  Exhibits

     99.1 Press release issued by TAL International Group, Inc. dated December 14, 2005.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   TAL International Group, Inc.

Dated: December 14, 2005                           By:    /s/  Brian Sondey
                                                          ----------------------
                                                   Name:  Brian Sondey
                                                   Title: President and CEO

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                                INDEX TO EXHIBITS

EXHIBIT                                DESCRIPTION
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99.1      Press Release issued by TAL International Group, Inc. on
          December 14, 2005